SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23125	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, CA 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 447-3870

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.    The following exhibit is filed herewith:

Exhibit Number	Document
99	Transcript of interview of Walter F. Ulloa by Bloomberg Television, broadcast on July 8, 2003.

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8216 and 34-47583.

On July 8, 2003, Bloomberg Television broadcast an interview with Walter F. Ulloa, Chairman and Chief Executive Officer of Entravision Communications Corporation (the “Company”), in which Mr. Ulloa commented on the Company’s financial results for the three-month period ended June 30, 2003. Those comments included stating that the Company currently expects to be at the high end of, and maybe even above, previously stated revenue growth guidance of seven to ten percent in the Company’s television division and twelve to fourteen percent in the Company’s radio division. Attached hereto as Exhibit 99 is a copy of the transcript from that interview.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: July 9, 2003	By:	/s/ WALTER F. ULLOA
Walter F. Ulloa
Chairman and Chief Executive Officer

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